EXHIBIT 10.26

                       LOAN AGREEMENT


          THIS LOAN AGREEMENT (the "Loan Agreement") dated
as of October   , 1994 between Orion Pictures Corporation, a
Delaware corporation (hereinafter referred to as "Orion") and MetProductions, Inc., a Delaware corporation (herein-after referred to as "MetProductions").

                    W I T N E S S E T H :

          WHEREAS, Orion and Streamline Enterprises, Inc. d/b/a Streamline Pictures ("Streamline") have entered into that certain Deal Memorandum attached hereto as Exhibit A (the "Agreement") dated as of August 1, 1994 in connection with the exclusive home video distribution rights in the United States and Canada for all of the current and future titles in the Streamline library (the "Films"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Agreement.

          WHEREAS, pursuant to the terms of the Distribution
Agreement, Orion agreed to advance and guarantee to Stream-line up to One Million and 00/100 Dollars ($1,000,000).

          WHEREAS, in connection with the Distribution
Agreement, Orion has requested and MetProductions has agreed to loan to Orion up to the sum of One Million and 00/100
Dollars ($1,000,000).

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1.   THE LOAN.

          1.1 Loan. Subject to the terms and conditions set forth herein, upon the execution hereof, MetProductions shall loan to Orion up to the principal sum of up to One Million and 00/100 Dollars ($1,000,000) (the "Loan"). The Loan shall be payable in accordance with the provisions of the Agreement relating to the advance and guarantee of Gross Receipts made by Orion to Streamline.

          1.2 Note. The Loan shall be evidenced by a prom-issory note of Orion in the principal amount of One Million and 00/100 Dollars ($1,000,000) and in the form attached hereto as Exhibit B.

          1.3 Payments Generally. All payments of prin-cipal and interest, or any other amount payable hereunder, shall be made to MetProductions at its address set forth under its name on the signature page hereof in immediately


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                           Page 2

available funds by wire transfer in accordance with the instructions set forth on the signature page hereto. Upon payment in full of the Loan hereunder, MetProductions will surrender to Orion such Note duly marked cancelled and terminate any security interest. Orion may prepay, in whole or in part, without premium or penalty the principal amount of the Loan and any accrued interest on the Loan at any time notwithstanding the accounting terms set forth in Sec-tion 1.5 below.

          1.4 Interest. Orion will pay interest on the principal amount of the Loan from the date of such loan until the Loan is paid in full hereunder, at a rate per annum equal to Ten Percent (10%). Interest shall be calcu-lated on the basis of a 360-day year for the actual number of days elapsed.

          1.5 Repayment of Loan. The Loan and all accrued interest thereon shall be payable upon commencement of prin-cipal photography of the Film or upon the sale of the Film project to a third party.

     2.   SECURITY.

          2.1  Security.  As security for the punctual
payment in full of the Loan and all accrued interest thereon, and other amounts payable hereunder or any other agreement or by operation of law or otherwise, relating to the transactions described herein, Orion hereby grants to MetProductions a first priority lien on and security interest in all of Orion's right, title and interest in the distribution rights to the Films acquired pursuant to the terms of the Distribution Agreement but only to the extent necessary to secure MetProductions' right to receive pay-ments under this Loan Agreement (the "Collateral"). The security interest hereby created shall attach immediately on the execution of this Loan Agreement by MetProductions and Orion. Concurrently with the execution of this Loan Agree-ment (or within a reasonable time thereafter), the parties hereto shall execute and file the Mortgage of Copyright and Security Agreement (the "Security Agreement") attached hereto as Exhibit C and any UCC Financing Statement(s) required to perfect the security interest created by this Loan Agreement and the Security Agreement.

     3.   EVENTS OF DEFAULT.

          3.1 Each of the following shall constitute an Event of Default:

               (a)  the failure of Orion to pay
MetProductions in accordance with Section 1.5 hereof within

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                           Page 3

three (3) business days after notice from MetProductions that such amount is due.

               (b)  the filing by Orion of a voluntary
petition for relief under any federal or state bankruptcy or insolvency law, or the commencement by Orion of any other voluntary proceeding or other action, proceeding or other action in bankruptcy, or the filing of any involuntary petition against Orion under any federal or state bankruptcy law.

          3.2  If any Event of Default shall occur,
MetProductions may, at its sole option and without notice, declare the entire principal amount loaned to Orion in accordance with this Loan Agreement and the Note to be due and payable in accordance with the terms and conditions of this Loan Agreement and the Note.

          3.3  If any Event of Default shall occur,
MetProductions shall be entitled to exercise all of the rights, powers and remedies permitted by law, including without limitation, all rights and remedies of a secured party of a debtor in default under the Uniform Commercial
Code in effect in the State of New York for the protection and enforcement of its rights in respect of the Collateral.

     4.   REPRESENTATIONS AND WARRANTIES OF ORION.

          Orion hereby represents and warrants to
MetProductions that:

          4.1  Orion has the right to enter into this Loan
Agreement and to grant and assign to MetProductions the interest in the Films herein granted.

          4.2 The execution, delivery and performance of this Loan Agreement have been duly authorized by all neces-sary action of Orion and do not and will not contravene or conflict with any corporate or fiduciary obligation Orion has to its shareholders, including but not limited to, the terms or provisions of Orion Pictures Corporation's By-Laws or Orion Pictures Corporation's Restated Certificate of
Incorporation. This Loan Agreement constitutes the legally valid and binding obligations of Orion and is enforceable against Orion in accordance with its terms.

          4.3 The execution, delivery and performance of this Loan Agreement will not result in a breach of or constitute (with due notice or lapse of time or both) a default under any agreement, undertaking or other instrument to which Orion is a party or by which it may be bound or affected.

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                           Page 4


          4.4 To the best of Orion's knowledge and except as disclosed in Orion Pictures Corporation's Annual Report on Form 10-K for the fiscal year ended February 28, 1994, and those quarterly reports on Form 10-Q filed up to and including the date hereof, there is no action, suit or proceeding pending or threatened against or affecting Orion, or the Film which, if adversely determined, would materially affect Orion's ability to perform this Loan Agreement.

          4.5 Orion agrees to use its reasonable commercial efforts, consistent with good business practices, in arrang-ing for the production, distribution and exploitation and/or causing the distribution and/or exploitation of the Films as herein provided.

          4.6 Orion agrees to provide MetProductions with statements of the production (to the extent applicable) and distribution costs and expenses in connection with the Films, if any, on a reasonable basis but not less than semi-annually.

          4.7 Orion agrees to maintain records pertaining to the production (to the extent applicable) and distribu-tion of the Films. MetProductions shall have the right upon reasonable notice to Orion to inspect such records until repayment of the Note in full.

     5.   ACKNOWLEDGMENT OF METPRODUCTIONS.

          5.1 MetProductions acknowledges and agrees that Orion makes no representation, warranty, guarantee or agree-ment as to the amount of any proceeds of the Films which may be derived from the production, distribution, exhibition or other exploitation thereof, nor does Orion guarantee the performance by any distributor, sub-distributor, sub-licensee and/or agent of the Films.

          5.2 Orion shall have the right to select distrib-utors, sub-distributors, sub-licensees, and/or agents upon such terms and conditions as Orion may determine, consistent with its past business practices and with the customs and practices of the motion picture industry in general, in con-nection with the distribution, exhibition or other exploita-tion of the Films.

     6.   INDEMNIFICATION.

          6.1 Orion agrees, at its own expense, to defend, indemnify and hold MetProductions, its affiliates, its assignees and licensees, harmless from and against any and all loss, damage, liability and expense (including without limitation, reasonable attorneys' fees and costs) which may be suffered or incurred by MetProductions, its assignees or

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                           Page 5


licensees, as the result of (i) any material breach or default of any of the representations, warranties, covenants or agreements made by Orion hereunder, (ii) any material breach or default of any agreement whatsoever entered into by Orion in connection with the Films or (iii) any claim arising out of, or related to, the production, distribution, or other exploitation of the Films.

     7.   MISCELLANEOUS.

          7.1 This Loan Agreement shall be construed in accordance with and interpreted under the laws of the State of New York governing agreements which are wholly executed and performed therein.

          7.2  Wherever provision is made in this Loan
Agreement for the giving of any notice, such notice shall be in writing and shall be deemed to have been duly given if mailed by first class United States mail, postage prepaid, addressed to the party entitled to receive the same or delivered personally to such party at the address specified below or by facsimile (receipt confirmed) to such party:

          If to MetProductions to:

               c/o Metromedia Company
               One Meadowlands Plaza
               East Rutherford, New Jersey  07073
               Attention:  General Counsel
               Telecopy No.:  (201) 531-2803

          If to Orion:

               Orion Pictures Corporation
               1888 Century Park East
               Los Angeles, California  90067
               Attention:  General Counsel
               Telecopy No.:  (310) 282-9902

or to such other address as either party hereto shall have last designated by notice to the other party. Notice shall be deemed to have been given three days following the date on which such notice was so mailed or on the date such notice was delivered personally or by facsimile.

          7.3 This Loan Agreement may be executed by one or more of the parties to this Loan Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          7.4 Each party shall execute and deliver to the other party from time to time all such other agreements,

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                           Page 6

instruments and other documents (including without limita-tion all requested financing and continuation statements) and do all such other and further acts and things as the requesting party may reasonably request in order further to evidence or carry out the intent of this Loan Agreement.

          7.5 This Loan Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all previous represen-tations, understandings or agreements, oral or written, between the parties, with respect to the subject matter hereof.

          7.6 If any inconsistencies between the terms and conditions of this Loan Agreement and the Distribution
Agreement are deemed to exist, the terms and conditions of the latter agreement shall govern.

          IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the date and year first above written.

                              MetProductions, Inc.


                              By:
                                   Arnold L. Wadler,
                                   Senior Vice President



                              Orion Pictures Corporation


                              By:
                                   Leonard White, President

                          EXHIBIT B

                       PROMISSORY NOTE


$1,000,000.00                             New York, New York
                                          October, 1994


          FOR VALUE RECEIVED, Orion Pictures Corporation, a Delaware corporation ("Borrower"), promises to pay to the order of MetProductions, Inc. ("Lender") or its assigns, up to the principal sum of $1,000,000.00 in accordance with the terms of the Loan Agreement between Borrower and Lender of even date herewith (the "Loan Agreement"); together with accrued interest on the unpaid principal balance from the date herewith at the annual rate of Ten (10%) percent. All payments of principal and interest shall be made at Lender's offices located at One Meadowlands Plaza, East Rutherford, New Jersey 07073-2137, Attention: Accounting Department, or at such other address provided to Borrower, in writing, from time to time by the holder of this Note.

          All capitalized terms used herein and not other-wise defined shall have the meanings assigned thereto in the Loan Agreement.

          If any Event of Default specified in the Loan
Agreement shall occur, then the holder of this Note can declare the entire unpaid principal amount of this Note, together with interest accrued thereon, to be immediately due and payable and such holder will have all of the rights and remedies set forth in the Loan Agreement.

          Borrower hereby waives presentment, demand for payment, notice of default, dishonor or nonpayment, protest and notice of protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

          This Note shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.

          IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the ____ day of October, 1994.


ATTEST:                       Orion Pictures Corporation


______________________        By:__________________________
Secretary                         Leonard White, President

                          EXHIBIT C

                     SECURITY AGREEMENT


          THIS SECURITY AGREEMENT (this "Security Agree-
ment") is made and entered into as of October   , 1994
between Orion Pictures Corporation, a Delaware corporation
(the "Debtor"), with offices located at 1888 Century Park
East, Los Angeles, California 90067 and MetProductions,
Inc., a Delaware corporation (the "Secured Party") with offices of c/o Metromedia Company, One Meadowlands Plaza,
East Rutherford, New Jersey 07073.

                      R E C I T A L S :

          WHEREAS, pursuant to that certain Distribution Agreement dated as of August 1, 1994 between Debtor and Streamline Pictures (such agreement as it may be amended, modified, supplemented, replaced, renewed or superseded from time to time is herein referred to as the "Agreement"), Debtor acquired the exclusive distribution rights to all films in the Streamline library and all films to be produced or which are acquired in the future (the "Films"). Capi-talized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Agreements.

          WHEREAS, the Debtor and Secured Party have entered into that certain Loan Agreement of even date herewith (the "Loan Agreement"). Pursuant to the Loan Agreement, Secured Party has agreed to loan (the "Loan") to Debtor up to the sum of One Million and 00/100 Dollars ($1,000,000).

          In consideration of the promises and mutual covenants herein contained and for other good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Secured Party to enter into the Loan Agreement, the parties hereto hereby agree as follows:

          7.7  GRANT OF SECURITY INTEREST.

               (a)  Grant.  Debtor hereby mortgages, hypo-
thecates, grants and assigns to Secured Party as security for the Secured Obligations and Rights (as such term is defined in subparagraph 1(b) below) a continuing first priority security interest in and to all of Debtor's right, title, and interest of every kind and nature in and to (but none of Debtor's obligations with respect to) all of the items listed in subparagraph 1(c) below, which items are hereinafter collectively referred to as the "Collateral." Notwithstanding anything to the contrary contained herein, except for the security interest granted hereby and pursuant to the Copyright Mortgages and Assignments referred to in subparagraph 1(f) below and the Secured Party's rights and remedies with respect to such security interests, this Security Agreement is not intended to and does not grant to Secured Party any greater rights in the Films than granted to Debtor pursuant to the Agreement.

               (b) Purpose of Grant. The security interest in the Collateral granted to the Secured Party pursuant hereto and pursuant to the Copyright Mortgages and Assign-ments is being granted to secure the Secured Obligations and Rights. The term "Secured Obligations and Rights" shall mean and include (i) the full and timely payment and perfor-mance by Debtor when due of all of Debtor's agreements, representations, warranties and covenants, hereunder and under the Loan Agreement (collectively, the "Debtor Obliga-tions"), and (ii) the continuing right of the Secured Party in accordance with all of the terms of the Loan Agreement to exercise all of the rights of the Secured Party under the Loan Agreement (collectively, the "Secured Party's Rights") including, without limitation, the rights of the Secured Party to (a) exploit the Films pursuant to the terms of the Agreement, (b) receive, retain and own any sums derived from or in connection with the exploitation of the Films subject to the terms and conditions of the Agreement, (c) exercise the Secured Party's right of access to and use of all Physi-cal Properties (as herein defined), and (e) enjoy the full exercise and quiet enjoyment of all rights in connection with the Films provided for in the Agreement.

               (c)  Collateral.  The term "Collateral," as
used herein shall mean all of Debtor's right, title and interest of every kind and nature in and to the following items, whether now owned or in existence or hereafter made, acquired or created and all product and proceeds thereof:

                           All of the Debtor's rights under
the Agreement and in all collateral with respect to the foregoing;

                           All proceeds and product of the
rights granted to Debtor under the Agreement, including without limitation, any and all agreements, assignments, licenses and other instruments or documents of whatsoever kind and nature (the "Documents") heretofore or hereafter made or executed which transfer rights in and to the Films and any amounts, contract rights, chattel paper, documents, general intangibles and instruments (as defined under the Uniform Commercial Code of the States of California and
New York) and all money and claims for money (whether or not such claims to money have been earned by performance) derived from or arising out of such rights;

                         All of Debtor's rights to receive
any sums of money under or in connection with the Agreement;

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                           Page 3
                           The nonexclusive right to all
common law and statutory domestic and foreign copyrights, rights and interests in copyrights and renewals and exten-sions of copyrights, in or relating to the Films (collec-tively, the "Copyrights"), to the extent that the same are acquired by Debtor pursuant to the Agreement;

                         The nonexclusive right to all
tangible personal property and physical properties (the "Physical Properties") of every kind or nature whatsoever of or directly relating to the Films to the extent that the same are acquired by Debtor pursuant to the Agreement (including all of Streamline's right, title and interest of whatsoever kind and nature, under copyright and extensions and renewals thereof, whether statutory or common law, and otherwise, in and to the Films, and the Documents);

                      The nonexclusive right to all
literary, dramatic, musical and other material created for the Films or upon which the same are based or to be based, in whole or in part, or which are used in connection with the Films to the extent the same are acquired pursuant to the terms of the Agreement (including without limitation any screenplays and the underlying materials upon which such screenplays are based) and all common law and statutory domestic and foreign copyrights, and rights and interests in copyrights and renewals and extensions of copyrights, in and to said literary, dramatic, musical and other written mate-rial (the "Literary Properties").

                    The nonexclusive right to all general
intangibles and contract rights in or relating to all agreements and understandings (whether or not evidenced in writing) with third parties relating to the creation, production and acquisition of the Films to the extent the same are acquired by Debtor pursuant to the terms of the Agreement, including without limitation all agreements and understandings with third parties producing the Films or furnishing services and/or rights relating to the develop-ment, production, completion, delivery and/or acquisition of Films or to any of the Physical Properties, Literary Prop-erties or Copyrights.

Notwithstanding the foregoing, Secured Party's security interest in the Collateral described in subparagraphs (ii) through (vii) above (the "Secondary Collateral") is a nonexclusive (except as provided for in subparagraph (iv)) security interest and is limited to Debtor's right, title and interest in and to such Collateral solely to the extent provided in the terms and conditions of the Agreement.

               (d)  Rights of Secured Party.  With respect
to the security interests hereby granted to Secured Party

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                           Page 4


and granted to the Secured Party pursuant to the Copyright Mortgages and Assignments, Secured Party and any of its successors or assignees shall at all times be entitled to exercise in respect of the Collateral all of the rights, remedies, powers and privileges available to a secured party under all applicable laws, including without limitation, the United States Copyright Act, the Uniform Commercial Code of the States of California and New York in effect at the time which shall be applicable for the purpose of establishing the relative rights of Secured Party and of Debtor, and to those procedures to be followed thereunder in the event this subparagraph 1(d) shall become operative, including the right to sell the Collateral or any portion thereof, and, in addition thereto, to the rights and remedies provided for herein and under the Loan Agreement and to such other rights and remedies as may be provided by law or in equity.

                    (e)  Exercise of Rights.  Secured Party
shall not exercise any of its rights hereunder in any manner that would interfere with the production, completion, delivery or exploitation of the Films (so long as the exploitation of the Films does not violate the Secured Party's rights). Subject to the immediately preceding sentence, Secured Party or any of its successors or assignees shall be entitled to exercise any or all of the rights granted hereunder with respect to the Collateral in the event Debtor (or any person or entity acting on Debtor's behalf or in its place and stead) (i) rejects or attempts to reject or wrongfully terminates or wrongfully disaffirms the Agreement, the Loan Agreement or this Security Agreement or
(ii) breaches or defaults, in any respect that would substantially prevent, hinder, impair, infringe or delay Secured Party's enjoyment of the Secured Party's Rights, in the payment or performance of any of the Secured Obligations and Rights and fails to remedy such breach or default within 30 days after receipt of written notice thereof from Secured Party if such breach or default is capable of being cured within such time period. If the Debtor shall breach any of its material obligations under the Loan Agreement, the Agreement or this Security Agreement, the Secured Party, after giving notice of its intention to do so, may take any reasonable action which it may deem necessary for the maintenance, preservation, and protection of any of the Collateral or its security interest therein.

                    (f)  Further Documents.  Debtor hereby
agrees to execute and deliver to Secured Party all such financing statements or similar documentation for all jurisdictions designated by Secured Party (collectively, the "Financing Statements"), one or more Copyright Mortgages and Assignments in form and substance reasonably satisfactory to Secured Party, and such other documents, agreements or instruments as Secured Party shall reasonably request and

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                           Page 5


are reasonably required to better perfect, protect, evi-dence, renew and/or continue the security interest in the Collateral granted hereunder and/or to effectuate the pur-poses and intents of this Security Agreement (collectively, the "Security Documents"), to file, register and/or record the same under (i) the Uniform Commercial Code, and all other similar applicable laws of the States of California and New York and under the laws of any other jurisdiction where such filing, registration and/or recordation may reasonably be required by Secured Party, and (ii) the United States Copyright Act. If after the occurrence and during the continuance of any of the events specified in the second sentence of subparagraph 1(e) hereof Debtor fails to execute and deliver to Secured Party any of the Financing State-ments, the Copyright Mortgages and Assignments, or any other Security Documents on request of Secured Party, Debtor hereby appoints Secured Party its irrevocable attorney-in-fact to sign any such document for Debtor, and agrees that such appointment constitutes a power coupled with an inter-est and is irrevocable throughout the Term of the Agree-ments, the Loan Agreement and this Security Agreement; provided, however, that Secured Party shall be liable to Debtor and Debtor's successors, licensees and assigns for any damages resulting from inaccuracy or failure to conform to this Security Agreement in any Financing Statement, Copyright Mortgage and Assignment or other Security Document so signed by Secured Party as Debtor's attorney-in-fact. Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic or other reproduction of this Secu-rity Agreement or any part thereof shall be sufficient as a financing statement where permitted by law.

               (g) Term of Security Interest. The security interest created hereunder and under the Copyright Mortgages and Assignments shall commence as of the date of this Secu-rity Agreement and shall terminate upon the expiration of the Term of Secured Party's Rights under the Loan Agreement, at which time Secured Party, on Debtor's request and without further consideration, shall execute and deliver to Debtor termination statements releasing and terminating the Financing Statements, the Copyright Mortgages and Assign-ments, and the other Security Documents, all without recourse upon or warranty by Secured Party and with filing thereof at the sole cost and expense of Debtor.

               (h)  Priority of Security Interest.  The
security interest by Secured Party in and to the Collateral shall be a first priority security interest.

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                           Page 6


               (i)  Continuing Security Interest.  This
Security Agreement shall create a continuing security interest in the Collateral and shall (a) be binding upon the Debtor, its successors and assigns and (b) inure to the benefit of the Secured Party and its successors, transferees and assigns.

          7.8  DEBTOR'S WARRANTIES AND REPRESENTATIONS
               AND AGREEMENTS.

          Debtor confirms, warrants and represents to Secured Party as follows, which such confirmations, repre-sentations and warranties shall be deemed to be continuing until the termination of the Secured Party's security inter-est hereunder: (a) Debtor has the right to enter into this Security Agreement and execute and deliver to Secured Party the Financing Statements, the Copyright Mortgage and Assign-ment, and the other Security Documents, and (b) Debtor has not and will not grant or permit to exist on all or any portion of the Collateral any lien, security interest or encumbrance (other than the security interest granted by Debtor to Secured Party hereunder), which does or may in any way conflict or interfere with or have priority over the security interest granted by Debtor to Secured Party; pro-vided, however, that in no event may Debtor grant or permit to exist on all or any portion of the Collateral described in subparagraphs 1(c)(i) through (iii) any lien, encumbrance or security interest, and (c) no agreements, understandings or other arrangements have been or will be made or entered into by Debtor which do or may in any way conflict or interfere with the full, complete and unfettered exercise by Secured Party of the Secured Party's Rights or any other rights granted by Debtor to Secured Party in this Security Agreement or any of the other Security Documents or in the Loan Agreement. Debtor will not sell, offer to sell, hypothecate or otherwise dispose of any Collateral (including proceeds) subject hereto, or any part thereof or interest therein, except subject to the security interest granted to Secured Party hereunder.

          7.9 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute a "Default" hereunder.

               (a) failure of Debtor to perform its obliga-tions under the Loan Agreement;

               (b) any material default by Debtor under the Loan Agreement or the Agreements;

               (c)  any person shall levy on, seize, or
attach the Collateral;

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                           Page 7


               (d)  any person, including without limita-
tion, Debtor interferes with Secured Party's quiet enjoyment of Secured Party's rights as a secured party hereunder;

               (e)  bankruptcy of Debtor.

          7.10 GOVERNING LAW. This Security Agreement and the other Security Documents shall be governed by the laws of the State of New York applicable to agreements wholly executed and performed therein, and without giving effect to the principles of conflict or choice of laws thereof.

          7.11 ANY LEGAL ACTION.  All of the parties hereto
(a) agree that any legal suit, action or proceeding arising out of or relating to this Security Agreement may be insti-tuted in a State or Federal court in the City of New York, State of New York, (b) waive any objection which they may have now or hereafter to the County of New York as the venue of any such suit, action or proceeding, and (c) irrevocably submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, or any court of the State of New York located in the City of New York in any such suit, action or proceeding and any summons, order to show cause, writ, judgment, decree, or other process with respect to any such suit, action or proceeding may be delivered to Debtor personally outside the State of New York, and when so delivered, Debtor shall be subject to the jurisdiction of such court, and amenable to the process so delivered as though the same had been served within the State of New York, but outside the county in which such suit, action or proceeding is pending.

          7.12 NOTICES. All notices or other documents which any party shall be required or shall desire to give to the other hereunder shall be given in the manner provided for in the Loan Agreement.

          7.13 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Security Agreement nor con-sent to any departure by the Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          By signing in the spaces provided below, the parties hereto have agreed to all of the terms and condi-tions of this Security Agreement.

                              DEBTOR:

                              Orion Pictures Corporation


                              By:
                                   Leonard White, President



                              SECURED PARTY:

                              MetProductions, Inc.


                              By:
                                   Arnold L. Wadler,
                                   Senior Vice President